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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2006

                        Commission file number 001-16111

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                              GLOBAL PAYMENTS INC.
               (Exact name of registrant as specified in charter)

                 Georgia                                   58-2567903
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                  Identification No.)

    10 Glenlake Parkway, North Tower, Atlanta, Georgia     30328-3495
        (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code: 770-829-8234

                                      NONE

              (Former name, former address and former fiscal year,
                          if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On March 31, 2006, Global Payments Inc., a Georgia corporation, issued a press release announcing its financial results for the third fiscal quarter and the nine month period ended February 28, 2006. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

          Exhibit
          Number    Description
          -------   -----------------------------------------------------------
             99.1   Press Release dated March 31, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    Global Payments Inc.
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                                                    (Registrant)

Date: March 31, 2006                                By: /s/ Joseph C. Hyde
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                                                        Joseph C. Hyde
                                                        Chief Financial Officer

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